AXA PREMIER VIP TRUST

SUPPLEMENT DATED MAY 29, 2014 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION DATED MAY 1, 2014

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information dated May 1, 2014, of AXA Premier VIP Trust (the “Trust”) regarding the Portfolios listed below (the “Portfolios”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

Multimanager Aggressive Equity Portfolio

Multimanager Technology Portfolio

Multimanager Core Bond Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Value Portfolio

Multimanager International Equity Portfolio

The purpose of this Supplement is to provide you with information regarding the approval by each Acquired Portfolio’s shareholders of the reorganization of each Acquired Portfolio listed below into a corresponding series of EQ Advisors Trust (each, a “Reorganization” and collectively, the “Reorganizations”) as follows:

Acquired Portfolios	Acquiring Portfolios
Multimanager Aggressive Equity Portfolio	Multimanager Aggressive Equity Portfolio
Multimanager Technology Portfolio	Multimanager Technology Portfolio
Multimanager Core Bond Portfolio	Multimanager Core Bond Portfolio
Multimanager Mid Cap Growth Portfolio	Multimanager Mid Cap Growth Portfolio
Multimanager Mid Cap Value Portfolio	Multimanager Mid Cap Value Portfolio
Multimanager Large Cap Core Equity Portfolio	EQ/Large Cap Core PLUS Portfolio
Multimanager Large Cap Value Portfolio	EQ/Large Cap Value PLUS Portfolio
Multimanager International Equity Portfolio	EQ/International Core PLUS Portfolio
(each, an “Acquired Portfolio” and collectively, the “Acquired Portfolios”)	(each an “Acquiring Portfolio” and collectively, the “Acquiring Portfolios”)

At a meeting of shareholders of each Portfolio held on May 21, 2014, each Acquired Portfolio’s shareholders voted to approve a proposal with respect to the Reorganizations as fully described in the Combined Proxy Statement and Prospectus relating to the Special Meeting of Shareholders. Each Reorganization will involve the transfer of all of the assets of each Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio Shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets, the Acquiring Portfolio’s assumption of all the liabilities of the corresponding Acquired Portfolio, the distribution to the shareholders of each Acquired Portfolio of corresponding Acquiring Portfolio Shares and the complete termination of each Acquired Portfolio. Acquired Portfolio shareholders on the closing date would thus become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the closing date.

It is anticipated that, the Reorganizations will take place on or about June 13, 2014, with the exception of the Reorganization of the Multimanager Large Cap Core Equity Portfolio into the EQ/Large Cap Core PLUS Portfolio, which is anticipated to take place on or about June 20, 2014. Until each respective date, however, you will be able to purchase, redeem and exchange shares in each of the Acquired Portfolios (depending on availability in your insurance product) subject to the limitations described in the Trust’s Prospectus. Accordingly, if you intend to engage in such transactions, you should read this Supplement to the Prospectus and Statement of Additional Information, together with the Trust’s Prospectus and Statement of Additional Information dated May 1, 2014.